                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)      June 23, 1999
                                                      ---------------------

                                  RMI.NET, Inc.
     ----------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                               84-1322326
     -----------------------------         ---------------------------------
       (Commission File Number)            (IRS Employee Identification No.)

     999 Eighteenth Street, Suite 2201                           80202
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     (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code   (303) 672-0700
                                                      ---------------------

                          Rocky Mountain Internet, Inc.
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On June 23, 1999, the Registrant entered into an Agreement and Plan of Merger (the "CommerceGate Merger Agreement") with CommerceGate Corporation, a Washington corporation headquartered in Seattle, Washington, pursuant to which CommerceGate Corporation and its subsidiaries ("CommerceGate") merged with and into the Registrant (the "CommerceGate Merger"). The purchase price of the assets acquired was approximately $1.25 million, payable in the form of 108,790 shares of the Registrant's common stock (43,516 shares of which will be registered). The consideration that the Registrant agreed to pay to CommerceGate was determined through arm's length negotiation. There was no material relationship between the Registrant and CommerceGate prior to the Merger. CommerceGate is an e-commerce software development and consulting services firm. The Registrant intends to utilize the assets acquired form CommerceGate in the same manner that CommerceGate utilized the assets prior to their acquisition by the Registrant. A copy of the Registrant's press release is attached hereto as Exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a)  Financial Statements of Businesses Acquired:

               Not required.

     (b)  Pro Forma Financial Information:

               Not required.

     (c)  Exhibits:

        Exhibit
         Number                               Description
        -------     -----------------------------------------------------------
          10.1      Agreement and Plan of Merger dated as of June 23, 1999 by
                    and between RMI.NET, Inc. and CommerceGate Corporation *

          20.1      News Release dated June 14, 1999 announcing the CommerceGate
                    Merger.


          *         To be filed by amendment.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Rocky Mountain Internet, Inc.
                                       ---------------------------------------
                                                    (Registrant)

    Date: July 8, 1999                 By: /s/ CHRISTOPHER J. MELCHER
                                          ------------------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel and
                                          Corporate Secretary